UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 8, 2022
Date of Report (Date of earliest event reported)
__________________________________________
MillerKnoll, Inc.
(Exact name of registrant as specified in its charter)

Michigan	001-15141	38-0837640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

855 East Main Avenue, Zeeland, MI 49464
(Address of principal executive offices and zip code)
(616) 654-3000
(Registrant's telephone number, including area code)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.20 per share	MLKN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

The information set forth under Item 7.01 is incorporated into this Item 2.02 by reference.

All information in this Form 8-K, including the attached Exhibits, shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01     Regulation FD Disclosure

As previously disclosed in our Annual Report on Form 10-K for the year ended May 28, 2022 filed with the Securities and Exchange Commission on July 26, 2022, MillerKnoll, Inc. (the "Company") has changed reporting segments in accordance with changes in the organizational structure effective May 29, 2022, the first day of fiscal year 2023. The Company has aligned internal management reporting to correspond to this new structure, resulting in the following changes to reporting segments.

•The reportable segments now consist of three segments: Americas Contract, International Contract & Specialty, and Global Retail.
•The activities related to the manufacture and sale of furniture products direct to consumers and third-party retailers for the Knoll, Muuto and Fully brands that were previously reported within the Knoll segment have been moved to the Global Retail segment.
•The activities related to the manufacture and sale of furniture products in the Americas for the Knoll, Muuto and Datesweiser brands that were previously reported within the Knoll segment have been moved to the Americas Contract segment.
•The activities related to the manufacture and sale of furniture products in geographies other than the Americas for the Knoll and Muuto brands have been moved to the International Contract & Specialty segment.
•The activities related to manufacture and sale of products for the Maharam brand have been moved from the Americas Contract segment to the International Contract & Specialty segment, along with the activities of Holly Hunt, Spinneybeck, Knoll Textiles, and Edelman, which were previously reported within the Knoll segment.

The Company is filing this Current Report on Form 8-K to reflect selected historical quarterly and annual operating segment information for the new reporting segments to help investors and analysts better understand the historical financial and operating results of the current reporting segments.

A summary of each reporting segment is as follows:

The Americas Contract ("Americas") segment includes the operations associated with the design, manufacture and sale of furniture products directly or indirectly through an independent dealership network for office, healthcare, and educational environments throughout North and South America.

The International Contract and Specialty ("International & Specialty") segment includes the operations associated with the design, manufacture and sale of furniture products, indirectly or directly through an independent dealership network in Europe, the Middle East, Africa and Asia-Pacific as well as the global operations of the Specialty brands, which include Holly Hunt, Spinneybeck, Maharam, Edelman, and Knoll Textiles.

The Global Retail ("Retail") segment includes global operations associated with the sale of modern design furnishings and accessories to third party retailers, as well as direct to consumer sales through eCommerce, direct-mail catalogs, and physical retail stores.

The Company also reports a “Corporate” category consisting primarily of unallocated expenses related to general corporate functions, including, but not limited to, certain legal, executive, corporate finance, information technology, administrative and acquisition-related costs. Management regularly reviews corporate costs and believes disclosing such information provides more visibility and transparency regarding how the chief operating decision maker reviews results of the Company.

As a result of these changes to segment reporting, the Company has updated its historical segment data for the quarterly periods within each of the fiscal years ended May 29, 2021 and May 28, 2022. The updates relate solely to the presentation of operating segment-specific information as described above and neither represents a restatement of previously issued financial statements nor affect our previously reported consolidated financial condition, results of operation or cash flows. The updated information should be read in conjunction with our previously filed reports.

This information will be made available through the "Investors" section on the Company's website at www.millerknoll.com. A copy of the supplemental financial data of the revised segment data for the quarterly periods within each of the fiscal years ended May 29, 2021 and May 28, 2022 is also attached to this Form 8-K as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

Exhibit 99.1     Supplemental quarterly and annual segment financial and operational information for the years ended May 29, 2021 and May 28, 2022.

Non-GAAP Financial Measures and Other Supplemental Data
Exhibit 99.1 contains certain non-GAAP financial measures that are not in accordance with, nor an alternative to, generally accepted accounting principles (GAAP) and may be different from non-GAAP measures presented by other companies. Please see the related disclaimers and reconciliations to the most directly comparable GAAP financial measures on Exhibit 99.1.

(d) Exhibits.

Number        Description

99.1    Supplemental financial data for the quarterly periods within each of the fiscal years ended May 29, 2021 and May 28, 2022

104        Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	September 8, 2022	MillerKnoll, Inc.
(Registrant)
		By:	/s/ Jeffrey M. Stutz Jeffrey M. Stutz
Chief Financial Officer (Duly Authorized Signatory for Registrant)